                                                                    EXHIBIT 21.1


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
                    NAME                                       STATE OF INCORPORATION
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
1019726 Alberta Ltd.                                                    Alberta
1329409 Ontario Inc.                                                    Ontario
3368084 Canada Inc.                                                      Canada
635952 Ontario Inc.                                                     Ontario
A-1 Compaction Inc.                                                     New York
Advanced Environmental Technical Services, L.L.C.                       Delaware
Akron Regional Landfill, Inc.                                           Delaware
Alabama Waste Disposal Solutions, L.L.C.                                Alabama
Alliance Sanitary Landfill, Inc.                                      Pennsylvania
American Landfill, Inc.                                                   Ohio
American RRT Fiber Supply, L.P.                                       Pennsylvania
Anderson Landfill, Inc.                                                 Delaware
Anderson-Cottonwood Disposal Services, Inc.                            California
Antelope Valley Recycling and Disposal Facility, Inc.                  California
Apollo Waste Industries, L.L.C.                                         Georgia
Apollo Waste Services of Georgia, L.L.C.                                Delaware
Arden Landfill, Inc.                                                  Pennsylvania
Atlantic Waste Disposal, Inc.                                           Delaware
Automated Salvage Transport Co., L.L.C.                                 Delaware
Automated Salvage Transport, L.L.C.                                     Delaware
Auxiwaste Services SA                                                    France
Azusa Land Reclamation, Inc.                                           California
B & L Disposal Co.                                                       Nevada
B&B Landfill, Inc.                                                      Delaware
Back Pressure Turbine, LLP                                              Maryland
Baltimore Environmental Recovery Group, Inc.                            Maryland
Bayside of Marion, Inc.                                                 Florida
Bestan Inc.                                                              Quebec
Big Dipper Enterprises, Inc.                                          North Dakota
Bio-Energy Partners                                                     Illinois
Bluegrass Containment, L.L.C.                                           Delaware
Boone Waste Industries, Inc.                                            Florida
Brazoria County Recycling Center, Inc.                                   Texas
Burnsville Sanitary Landfill, Inc.                                     Minnesota
C.D.M. Sanitation, Inc.                                                Minnesota
C.I.D. Landfill, Inc.                                                   New York
CA Newco, L.L.C.                                                        Delaware
Cal Sierra Disposal                                                    California
California Asbestos Monofill, Inc.                                     California
Canadian Waste Services Holdings Inc.                                   Ontario
Canadian Waste Services Inc.                                            Ontario
CAP/CRA, L.L.C.                                                         Illinois
Capital Sanitation Company                                               Nevada
Capitol Disposal, Inc.                                                   Alaska
Caramella-Ballardini, Ltd.                                               Nevada
Carolina Grading, Inc.                                               South Carolina
Carver Transfer & Processing, LLC                                      Minnesota
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
Cedar Hammock Refuse Disposal Corporation                               Florida
Cedar Ridge Landfill, Inc.                                              Delaware
Central Disposal Systems, Inc.                                            Iowa
Central Missouri Landfill, Inc.                                         Missouri
Central Valley Waste Services, Inc.                                    California
Chadwick Road Landfill, Inc.                                            Georgia
Chambers Clearview Environmental Landfill, Inc.                       Mississippi
Chambers Development Company, Inc.                                      Delaware
Chambers Development of Ohio, Inc.                                        Ohio
Chambers of Georgia, Inc.                                               Delaware
Chambers of Hong Kong, Inc.                                            Hong Kong
Chambers of Mississippi, Inc.                                         Mississippi
Charlotte Landscaping and Sanitation Services                           Florida
Chastang Landfill, Inc.                                                 Delaware
Chemical Waste Management of Indiana, L.L.C.                            Delaware
Chemical Waste Management of the Northwest, Inc.                       Washington
Chemical Waste Management, Inc.                                         Delaware
Chesser Island Road Landfill, Inc.                                      Georgia
Chiquita Canyon Landfill, Inc.                                         California
City Disposal Systems, Inc.                                             Delaware
City Environmental Services, Inc. of Waters                             Michigan
City Environmental, Inc.                                                Delaware
City Management Corporation                                             Michigan
Clayton-Ward Company, Inc.                                             California
Cleburne Landfill Company Corp.                                         Alabama
Cloverdale Disposal, Inc.                                              California
Coast Waste Management, Inc.                                           California
Cocopah Landfill, Inc.                                                 California
Colorado Landfill, Inc.                                                 Delaware
Connecticut Valley Sanitary Waste Disposal, Inc.                     Massachusetts
Conservation Services, Inc.                                             Colorado
Container Recycling Alliance, L.P.                                      Delaware
Continental Waste Industries Arizona, Inc.                             New Jersey
Copper Mountain Landfill, Inc.                                          Arizona
Coshocton Landfill, Inc.                                                  Ohio
Cougar Landfill, Inc.                                                    Texas
Countryside Landfill, Inc.                                              Illinois
Cuyahoga Landfill, Inc.                                                 Delaware
CWM Chemical Services, L.L.C.                                           Delaware
Dafter Sanitary Landfill, Inc.                                          Michigan
Dauphin Meadows, Inc.                                                 Pennsylvania
Deep Valley Landfill, Inc.                                              Delaware
Deer Track Park Landfill, Inc.                                          Delaware
Del Almo Landfill, L.L.C.                                               Delaware
Deland Landfill, Inc.                                                   Delaware
Delaware Recyclable Products, Inc.                                      Delaware
Dickinson Landfill, Inc.                                                Delaware
Disposal Service, Incorporated                                       West Virginia

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
Donno Company, Inc.                                                     New York
E.C. Waste, Inc.                                                      Puerto Rico
Earthmovers Landfill, L.L.C.                                            Delaware
East Liverpool Landfill, Inc.                                             Ohio
Eastern One Land Corporation                                            Delaware
El Coqui de San Juan                                                  Puerto Rico
El Coqui Landfill Company, Inc.                                       Puerto Rico
El Coqui Waste Disposal, Inc.                                           Delaware
ELDA Landfill, Inc.                                                     Delaware
Elk River Landfill, Inc.                                               Minnesota
Envirofil of Illinois, Inc.                                             Illinois
Equipment Credit Corporation                                            Delaware
Evergreen Landfill, Inc.                                                Delaware
Evergreen Recycling and Disposal Facility, Inc.                         Delaware
Farmer's Landfill, Inc.                                                 Missouri
Feather River Disposal, Inc.                                           California
Fernley Disposal, Inc.                                                   Nevada
Front Range Landfill, Inc.                                              Delaware
G.C. Environmental, Inc.                                                 Texas
G.I. Industries                                                           Utah
GA Landfills, Inc.                                                      Delaware
Gallia Landfill, Inc.                                                   Delaware
Garnet of Maryland, Inc.                                                Maryland
Georgia Waste Systems, Inc.                                             Georgia
Gestion Des Rebuts D.M.P.                                                Quebec
Glen's Sanitary Landfill, Inc.                                          Michigan
Grand Central Sanitary Landfill, Inc.                                 Pennsylvania
Grupo WMX, S.A. De C.V.                                                  Mexico
Guadalupe Mines Mutual Water Company                                   California
Guadalupe Rubbish Disposal Co., Inc.                                   California
Guam Resource Recovery Partners, L.P.                                   Delaware
Ham Lake Haulers, Inc.                                                 Minnesota
Harris Sanitation, Inc.                                                 Florida
Harwood Landfill, Inc.                                                  Maryland
Hedco Landfill, Ltd. (UK)                                               England
Hillsboro Landfill Inc.                                                  Oregon
Holyoke Sanitary Landfill, Inc.                                      Massachusetts
IN Landfills, L.L.C.                                                    Delaware
Independent Sanitation Company                                           Nevada
Intersan Inc.                                                            Canada
Jahner Sanitation, Inc.                                               North Dakota
Jay County Landfill, L.L.C.                                             Delaware
JFS (UK) Limited                                                        England
John Smith Landfill, Inc.                                              California
Jones Sanitation, L.L.C.                                                Delaware
Junker Sanitation Services, Inc.                                       Minnesota
K and W Landfill Inc.                                                   Michigan
Kahle Landfill, Inc.                                                    Missouri

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
Keene Road Landfill, Inc.                                               Florida
Kelly Run Sanitation, Inc.                                            Pennsylvania
Key Disposal Ltd.                                                   British Columbia
King George Landfill, Inc.                                              Virginia
KN Industrial Services, Inc.                                            Colorado
L&M Landfill, Inc.                                                      Delaware
Land Reclamation Company, Inc.                                          Delaware
Landfill of Pine Ridge, Inc.                                            Delaware
Landfill Services of Charleston, Inc.                                West Virginia
Landfill Systems, Inc.                                                 New Mexico
Laurel Highlands Landfill, Inc.                                       Pennsylvania
Laurel Ridge Landfill, L.L.C.                                           Delaware
LCS Services, Inc.                                                   West Virginia
LFG Production, L.P.                                                    Delaware
LG-Garnet of Maryland JV                                          District of Columbia
Liberty Landfill, L.L.C.                                                Delaware
Liberty Lane West Owners' Association                                New Hampshire
Liquid Waste Management, Inc.                                          California
Longmont Landfill, L.L.C.                                               Delaware
M.S.T.S. AG                                                           Switzerland
M.S.T.S. Limited Partnership                                            Illinois
M.S.T.S., Inc.                                                          Delaware
Mahoning Landfill, Inc.                                                   Ohio
Marangi Bros., Inc.                                                    New Jersey
Mass Gravel Inc.                                                     Massachusetts
Mc Ginnes Industrial Maintenance Corporation                             Texas
McDaniel Landfill, Inc.                                               North Dakota
McGill Landfill, Inc.                                                   Michigan
Meadowfill Landfill, Inc.                                               Delaware
Michigan Environs, Inc.                                                 Michigan
Minneapolis Refuse, Incorporated                                       Minnesota
Modesto Garbage Co., Inc.                                              California
Moor Refuse, Inc.                                                      California
Mountain Indemnity Insurance Company                                    Vermont
Mountain Indemnity International Limited                                Ireland
Mountainview Landfill, Inc. (MD)                                        Maryland
Mountainview Landfill, Inc. (UT)                                          Utah
Nassau Landfill, L.L.C.                                                 Delaware
National Guaranty Insurance Company of Vermont                          Vermont
Naue Serrot Beteiliguns Gmbh & Co. K.G.                                 Germany
Naue Serrot Europe Gmbh JV                                              Germany
Neal Road Landfill Corporation                                         California
New England CR L.L.C.                                                   Delaware
New Milford Landfill, L.L.C.                                            Delaware
New Orleans Landfill, L.L.C.                                            Delaware
NH/VT Energy Recovery Corporation                                    New Hampshire
Nichols Sanitation, Inc.                                                Florida
North Hennepin Recycling and Transfer Corporation                      Minnesota

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
Northwestern Landfill, Inc.                                             Delaware
Nu-Way Live Oak Reclamation, Inc.                                       Delaware
Oakridge Landfill, Inc.                                              South Carolina
Oakwood Landfill, Inc.                                               South Carolina
Okeechobee Landfill, Inc.                                               Florida
Orange County Landfill, Inc.                                            Florida
P & R Environmental Industries, L.L.C.                               North Carolina
Pacific Waste Management, L.L.C.                                        Delaware
Palo Alto Sanitation Company                                           California
Paper Recycling International, L.P.                                     Delaware
Pappy, Inc.                                                             Maryland
Peltz H.C., LLC                                                        Wisconsin
Peltz Trucking, LLC                                                    Wisconsin
Pennwood Crossing, Inc.                                               Pennsylvania
Pen-Rob, Inc.                                                           Arizona
Penuelas Valley Landfill, Inc.                                        Puerto Rico
People's Landfill, Inc.                                                 Delaware
Peterson Demolition, Inc.                                              Minnesota
Phoenix Resources, Inc.                                               Pennsylvania
Pine Grove Gas Development LLC                                          Delaware
Pine Grove Landfill, Inc. (DE)                                          Delaware
Pine Grove Landfill, Inc. (PA)                                        Pennsylvania
Pine Ridge Landfill, Inc.                                               Delaware
Pine Tree Acres, Inc.                                                   Michigan
Plantation Oaks Landfill, Inc.                                          Delaware
Prairie Bluff Landfill, Inc.                                            Delaware
Profinance Holdings Corporation                                           Ohio
Pulaski Grading, L.L.C.                                                 Delaware
Pullman Power Products Corporation                                      Delaware
Quail Hollow Landfill, Inc.                                             Delaware
Questquill Ltd.                                                      United Kingdom
R & B Landfill, Inc.                                                    Georgia
R.S.W. Recycling, Inc.                                                   Nevada
Rail Cycle North Ltd.                                                   Ontario
Rail-Cycle L.P.                                                        California
RCI Hudson, Inc.                                                     Massachusetts
RECO Ventures, L.P.                                                     Delaware
Recycle & Recover, Inc.                                                 Georgia
Recycle America Alliance, L.L.C.                                        Delaware
Recycle America Co., L.L.C.                                             Delaware
Recycle America Holdings, Inc.                                          Delaware
RE-CY-CO, Inc.                                                         Minnesota
Redwood Landfill, Inc.                                                  Delaware
Refuse Services, Inc.                                                   Florida
Refuse, Inc.                                                             Nevada
REI Holdings Inc.                                                       Delaware
Reliable Landfill, L.L.C.                                               Delaware
Remote Landfill Services, Inc.                                         Tennessee

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
Reno Disposal Co.                                                        Nevada
Resco Holdings Inc.                                                     Delaware
Resource Control Composting, Inc.                                    Massachusetts
Resource Control, Inc.                                               Massachusetts
Reuter Recycling of Florida, Inc.                                       Florida
Richland County Landfill, Inc.                                       South Carolina
Ridge Generating Station Limited Partnership                            Florida
RIS Risk Management Inc.                                                Delaware
Riverbend Landfill Co.                                                   Oregon
Rolling Meadows Landfill, Inc.                                          Delaware
RRT Design & Construction Corp.                                         Delaware
RRT Empire of Monroe County, Inc.                                       New York
RTS Landfill, Inc.                                                      Delaware
Rust Associates, Ltd.                                                    Canada
Rust Construcciones Mexico                                               Mexico
Rust Controldua, S.A. De C.V.                                            Mexico
Rust Engineering & Construction Inc.                                    Delaware
Rust Engineering do Brasil Construcoes, Ltda                             Brazil
Rust International Inc.                                                 Delaware
Rust Sweden Holdings AB                                                  Sweden
Rust VAR Projekt AB                                                      Sweden
S & S Grading, Inc.                                                  West Virginia
S&J Landfill Limited Partnership                                         Texas
S. V. Farming Corp.                                                    New Jersey
Sanifill de Mexico (US), Inc.                                           Delaware
Sanifill de Mexico, S.A. de C.V.                                         Mexico
Sanifill of San Juan, Inc.                                            Puerto Rico
Sanifill Power Corporation                                              Delaware
SC Holdings, Inc.                                                     Pennsylvania
Serubam Servicos Urbanos E Ambientais Ltda                               Brazil
SES Bridgeport L.L.C.                                                   Delaware
SES Connecticut Inc.                                                    Delaware
SF, Inc.                                                                Delaware
Shade Landfill, Inc.                                                    Delaware
Shore Disposal, Inc.                                                    Virginia
Shoreline Disposal Service, Inc.                                       California
Sierra Estrella Landfill, Inc.                                          Arizona
Signal Capital Sherman Station Inc.                                     Delaware
Signal Resco, Inc.                                                      Delaware
Smyrna Landfill, Inc.                                                   Georgia
Southern Alleghenies Landfill, Inc.                                   Pennsylvania
Southern One Land Corporation                                           Delaware
Southern Plains Landfill, Inc.                                          Oklahoma
Southern Services of TN, L.L.C.                                        Tennessee
Southern Waste Services, L.L.C.                                         Delaware
Spruce Ridge, Inc.                                                     Minnesota
Stony Hollow Landfill, Inc.                                             Delaware
Storey County Sanitation, Inc.                                           Nevada
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
Suburban Landfill, Inc.                                                 Delaware
Texarkana Landfill, L.L.C.                                              Delaware
The Peltz Group of Ohio LLC                                               Ohio
The Peltz Group, LLC                                                   Wisconsin
The Rust Engineering Company (Canada), Ltd.                              Canada
The Waste Management Charitable Foundation                              Delaware
The Woodlands of Van Buren, Inc.                                        Delaware
TNT Sands, Inc.                                                      South Carolina
Town and Country Refuse, Inc.                                           Florida
Trail Ridge Landfill, Inc.                                              Delaware
Transamerican Waste Central Landfill, Inc.                              Delaware
Transamerican Waste Industries Southeast, Inc.                          Delaware
Trans-Canadian Fibers, Inc.                                             Ontario
Transwaste, Inc.                                                       Louisiana
Trash Hunters, Inc.                                                   Mississippi
Tri-Cities Resource Management, LLC                                    California
Tri-County Sanitary Landfill, L.L.C.                                    Delaware
TX Newco, L.L.C.                                                        Delaware
United Waste Systems Leasing, Inc.                                      Michigan
United Waste Systems of Gardner, Inc.                                Massachusetts
United Waste Transfer, Inc.                                            Minnesota
USA South Hills Landfill, Inc.                                        Pennsylvania
USA Valley Facility, Inc.                                               Delaware
USA Waste Geneva Landfill, Inc.                                         Delaware
USA Waste Industrial Services, Inc.                                     Delaware
USA Waste Landfill Operations and Transfer, Inc.                         Texas
USA Waste of California, Inc.                                           Delaware
USA Waste of Maryland, Inc.                                             Maryland
USA Waste of Minnesota, Inc.                                           Minnesota
USA Waste of New York City, Inc                                         Delaware
USA Waste of Pennsylvania, LLC                                          Delaware
USA Waste of Texas Landfills, Inc.                                      Delaware
USA Waste of Virginia Landfills, Inc.                                   Delaware
USA Waste San Antonio Landfill, Inc.                                    Delaware
USA Waste Services North Carolina Landfills, Inc.                       Delaware
USA Waste Services of Nevada, Inc.                                       Nevada
USA Waste Services of NYC, Inc.                                         Delaware
USA Waste-Management Resources, LLC                                     New York
USA-Crinc, L.L.C.                                                       Delaware
UWS Barre, Inc.                                                      Massachusetts
VAI  VA Projekt AB                                                       Sweden
Valley Garbage and Rubbish Company, Inc.                               California
Vern's Refuse Service, Inc.                                           North Dakota
VHG, Inc.                                                              Minnesota
Vickery Environmental, Inc.                                               Ohio
Voyageur Disposal Processing, Inc.                                     Minnesota
W/W Risk Management, Inc.                                               Delaware
Warner Company                                                          Delaware

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
Warner Hill Development Company                                         Delaware
Wasco Landfill, Inc.                                                    Delaware
Waste Away Group, Inc.                                                  Alabama
Waste Management Arizona Landfills, Inc.                                Delaware
Waste Management Austria mbH                                            Austria
Waste Management Canadian Finance LP                                     Quebec
Waste Management Collection and Recycling, Inc.                        California
Waste Management Disposal Services of Colorado, Inc.                    Colorado
Waste Management Disposal Services of Maine, Inc.                        Maine
Waste Management Disposal Services of Maryland, Inc.                    Maryland
Waste Management Disposal Services of Massachusetts, Inc.            Massachusetts
Waste Management Disposal Services of Oregon, Inc.                      Delaware
Waste Management Disposal Services of Pennsylvania, Inc.              Pennsylvania
Waste Management Disposal Services of Virginia, Inc.                    Delaware
Waste Management Environmental Services B.V.                          Netherlands
Waste Management Financing Corporation                                  Delaware
Waste Management Holdings, Inc.                                         Delaware
Waste Management Inc. of Florida                                        Florida
Waste Management International B.V.                                   Netherlands
Waste Management International plc                                   United Kingdom
Waste Management International Services (UK) Limited                    England
Waste Management International, Inc.                                    Delaware
Waste Management International, Ltd.                                    Bermuda
Waste Management Municipal Services of California, Inc.                California
Waste Management National Services, Inc.                                Delaware
Waste Management New England Environmental Transport, Inc.              Delaware
Waste Management of Alameda County, Inc.                               California
Waste Management of Alaska, Inc.                                        Delaware
Waste Management of Arizona, Inc.                                      California
Waste Management of Arkansas, Inc.                                      Delaware
Waste Management of California, Inc.                                   California
Waste Management of Carolinas, Inc.                                  North Carolina
Waste Management of Central Florida, Inc.                               Florida
Waste Management of Colorado, Inc.                                      Colorado
Waste Management of Connecticut, Inc.                                   Delaware
Waste Management of Delaware, Inc.                                      Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.     Delaware
Waste Management of Georgia, Inc.                                       Georgia
Waste Management of Hawaii, Inc.                                        Delaware
Waste Management of Idaho, Inc.                                          Idaho
Waste Management of Illinois, Inc.                                      Delaware
Waste Management of Indiana Holdings One, Inc.                          Delaware
Waste Management of Indiana Holdings Two, Inc.                          Delaware
Waste Management of Indiana, L.L.C.                                     Delaware
Waste Management of Iowa, Inc.                                            Iowa
Waste Management of Kansas, Inc.                                         Kansas
Waste Management of Kentucky Holdings, Inc.                             Delaware
Waste Management of Kentucky L.L.C.                                     Delaware

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
Waste Management of Leon County, Inc.                                   Florida
Waste Management of Louisiana Holdings One, Inc.                        Delaware
Waste Management of Louisiana, L.L.C.                                   Delaware
Waste Management of Maine, Inc.                                          Maine
Waste Management of Maryland, Inc.                                      Maryland
Waste Management of Massachusetts, Inc.                              Massachusetts
Waste Management of Metro Atlanta, Inc.                                 Georgia
Waste Management of Michigan, Inc.                                      Michigan
Waste Management of Minnesota, Inc.                                    Minnesota
Waste Management of Mississippi, Inc.                                 Mississippi
Waste Management of Missouri, Inc.                                      Delaware
Waste Management of Montana, Inc                                        Delaware
Waste Management of Nebraska, Inc.                                      Delaware
Waste Management of Nevada, Inc.                                         Nevada
Waste Management of New Hampshire, Inc.                               Connecticut
Waste Management of New Jersey, Inc.                                    Delaware
Waste Management of New Mexico, Inc.                                   New Mexico
Waste Management of New York City, L.P.                                 Delaware
Waste Management of New York, L.L.C.                                    Delaware
Waste Management of North Dakota, Inc.                                  Delaware
Waste Management of Ohio, Inc.                                            Ohio
Waste Management of Oklahoma, Inc.                                      Oklahoma
Waste Management of Oregon, Inc.                                         Oregon
Waste Management of Pennsylvania, Inc.                                Pennsylvania
Waste Management of Plainfield, L.L.C.                                  Delaware
Waste Management of Rhode Island, Inc.                                  Delaware
Waste Management of South Carolina, Inc.                             South Carolina
Waste Management of South Dakota, Inc.                                South Dakota
Waste Management of Texas Holdings, Inc.                                Delaware
Waste Management of Texas, Inc.                                          Texas
Waste Management of Tunica Landfill, Inc.                             Mississippi
Waste Management of Utah, Inc.                                            Utah
Waste Management of Virginia, Inc.                                      Virginia
Waste Management of Washington, Inc.                                    Delaware
Waste Management of West Virginia, Inc.                                 Delaware
Waste Management of Wisconsin, Inc.                                    Wisconsin
Waste Management of Wyoming, Inc.                                       Delaware
Waste Management Paper Stock Company, Inc.                              Delaware
Waste Management Partners, Inc.                                         Delaware
Waste Management Plastic Products, Inc.                                 Delaware
Waste Management Quebec Holdings, Inc.                                  Delaware
Waste Management Recycling and Disposal Services of California, Inc.   California
Waste Management Recycling of New Jersey, L.L.C.                        Delaware
Waste Management Service Center, Inc.                                   Delaware
Waste Management Services SA                                          Switzerland
Waste Management South America B.V.                                   Netherlands
Waste Management Technology Center, Inc.                                Delaware
Waste Management Thailand B.V.                                        Netherlands

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
Waste Management Transfer of New Jersey, Inc.                          New Jersey
Waste Management, Inc. of Tennessee                                    Tennessee
Waste Resource Technologies                                            California
Waste Resources of Tennessee, Inc.                                     Tennessee
Waste Services of Kentucky, L.L.C.                                      Delaware
Waste to Energy Holdings, Inc.                                          Delaware
Waste to Energy I, LLC                                                  Delaware
Waste to Energy II, LLC                                                 Delaware
Wastech Inc.                                                             Nevada
Webster Parish Landfill, L.L.C.                                         Delaware
WESI Baltimore Inc.                                                     Delaware
WESI Capital Inc.                                                       Delaware
WESI Peekskill Inc.                                                     Delaware
WESI Westchester Inc.                                                   Delaware
Westchester Resco Associates, L.P.                                      Delaware
Western One Land Corporation                                            Delaware
Western Waste Industries                                               California
Western Waste of Texas, L.L.C.                                          Delaware
Wheelabrator Alloy Castings Ltd.                                       Indonesia
Wheelabrator Baltimore L.L.C.                                           Delaware
Wheelabrator Baltimore, L.P.                                            Maryland
Wheelabrator Bridgeport, L.P.                                           Delaware
Wheelabrator Carteret Inc.                                              Delaware
Wheelabrator Cedar Creek Inc.                                           Delaware
Wheelabrator Claremont Company, L.P.                                    Delaware
Wheelabrator Concord Company, L.P.                                      Delaware
Wheelabrator Concord Inc.                                               Delaware
Wheelabrator Connecticut Inc.                                           Delaware
Wheelabrator Culm Services Inc.                                         Delaware
Wheelabrator Environmental Systems Inc.                                 Delaware
Wheelabrator Falls Inc.                                                 Delaware
Wheelabrator Frackville Energy Company Inc.                             Delaware
Wheelabrator Frackville Properties Inc.                                 Delaware
Wheelabrator Fuel Services Inc.                                         Delaware
Wheelabrator Gloucester Company, L.P.                                  New Jersey
Wheelabrator Gloucester Inc.                                            Delaware
Wheelabrator Guam Inc.                                                  Delaware
Wheelabrator Hudson Energy Company Inc.                                 Delaware
Wheelabrator Hudson Falls L.L.C.                                        Delaware
Wheelabrator Land Resources Inc.                                        Delaware
Wheelabrator Lassen Inc.                                                Delaware
Wheelabrator Lisbon Inc.                                                Delaware
Wheelabrator Martell Inc.                                               Delaware
Wheelabrator McKay Bay Inc.                                             Florida
Wheelabrator Millbury Inc.                                              Delaware
Wheelabrator New Hampshire Inc.                                         Delaware
Wheelabrator New Jersey Inc.                                            Delaware
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
Wheelabrator NHC Inc.                                                   Delaware
Wheelabrator North Andover Inc.                                         Delaware
Wheelabrator North Broward Inc.                                         Delaware
Wheelabrator North Shore Inc.                                           Delaware
Wheelabrator Norwalk Energy Company Inc.                                Delaware
Wheelabrator Penacook Inc.                                              Delaware
Wheelabrator Pinellas Inc.                                              Delaware
Wheelabrator Polk Inc.                                                  Delaware
Wheelabrator Putnam Inc.                                                Delaware
Wheelabrator Ridge Energy Inc.                                          Delaware
Wheelabrator Saugus Inc.                                                Delaware
Wheelabrator Saugus, J.V.                                            Massachusetts
Wheelabrator Shasta Energy Company Inc.                                 Delaware
Wheelabrator Sherman Energy Company, G.P.                                Maine
Wheelabrator Sherman Station One Inc.                                   Delaware
Wheelabrator Sherman Station Two Inc.                                   Delaware
Wheelabrator Shrewsbury Inc.                                            Delaware
Wheelabrator South Broward Inc.                                         Delaware
Wheelabrator Spokane Inc.                                               Delaware
Wheelabrator Technologies Inc.                                          Delaware
Wheelabrator Technologies International Inc.                            Delaware
Wheelabrator Westchester, L.P.                                          Delaware
White Lake Landfill, Inc.                                               Michigan
Williams Landfill, L.L.C.                                               Delaware
WM Arizona Operations, L.L.C.                                           Delaware
WM Asia BV                                                            Netherlands
WM Aviation Holdings, L.L.C.                                            Delaware
WM Energy Solutions, Inc.                                               Delaware
WM International Holdings, Inc.                                         Delaware
WM Landfills of Georgia, Inc.                                           Delaware
WM Landfills of Ohio, Inc.                                              Delaware
WM Landfills of Tennessee, Inc.                                         Delaware
WM Partnership Holdings, Inc.                                           Delaware
WM Resources, Inc.                                                    Pennsylvania
WM Services SA                                                         Argentina
WM Tontitown Landfill, LLC                                              Arkansas
WM Trading, L.L.C.                                                      Delaware
WM Transportation Services, Inc.                                        Delaware
WM UK Limited                                                           England
WMI Medical Services of Indiana, Inc.                                   Indiana
WMI Mexico Holdings, Inc.                                               Delaware
WMNA Container Recycling, L.L.C.                                        Delaware
WMNA Rail-Cycle Sub, Inc.                                               Delaware
WMST Illinois, L.L.C.                                                   Illinois
WMST Nevada, L.L.C.                                                      Nevada
WTI Air Pollution Control Inc.                                          Delaware
WTI International Holdings Inc.                                         Delaware
WTI Rust Holdings Inc.                                                  Delaware
WTI Xuzhou, LLC                                                      Cayman Islands
Yell County Landfill, Inc.                                              Arkansas
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